UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7. REGULATION FD.

Item 7.01. Regulation FD Disclosure.

On December 15, 2020, Forward Air Corporation (the “Company”) detected a ransomware incident impacting its operational and information technology systems, which has caused service delays for many of its customers. Promptly upon its detection of the incident, the Company initiated response protocols, launched an investigation and engaged the services of cybersecurity and forensics professionals. The Company has also engaged with the appropriate law enforcement authorities.

The Company’s internal security teams, supplemented by leading cyber defense firms, took active steps to assess, contain and remediate this incident. Systems recovery efforts are in process and the Company currently estimates those efforts to be largely complete in the coming week.

The Company is in ongoing communication with its customers to address any interim service delays. Although the Company is actively managing this incident, it has caused and may continue to cause a delay in parts of the Company’s business and may result in a deferral or loss of revenue as well as incremental costs that may adversely impact the Company’s financial results. As of the date of this filing, all the Company’s terminals and facilities are operational.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements used in this 8-K that relate to future plans, events, financial results, prospects or performance such as the extent, duration and impact of the ransomware incident, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied including the ongoing systems recovery efforts; legal, reputational and financial risks resulting from the ransomware incident or additional cyberattacks; the effectiveness of business continuity plans during the ransomware incident, and other risks and uncertainties detailed from time to time in the Company’s reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Company undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: December 21, 2020	By:	/s/ Michael J. Morris
Michael J. Morris Chief Financial Officer and Treasurer